SCHEDULE 14A INFORMATION
                 Proxy Statement Pursuant to Section 14(a)
                    of the Securities Exchange Act of 1934
                             (Amendment No.   )

Filed by Registrant  [X]

Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12

                           Stein Roe Investment Trust
             (Name of Registrant as Specified In Its Charter)

            ______________________________________________
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check appropriate box):

[ ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-
     6(i)(2), or Item 22(a)(2) of Schedule 14A.

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:
         _______________________________________________________________
     (2) Aggregate number of securities to which transaction applies:
         _______________________________________________________________
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined).
          ______________________________________________________________
     (4) Proposed maximum aggregate value of transaction:
          ______________________________________________________________
     (5) Total fee paid:
         _______________________________________________________________

[X]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2 ) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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      (2) Form, Schedule or Registration Statement No.
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      (3) Filing Party:
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      (4) Date Filed:
          ____________________________________________________

                            STEIN
                            ROE &
                           FARNHAM
                         -----------
                         Mutual Funds


    --Your Vote Counts.  Please Return Your Proxy Today.--

June 1996

Dear Shareholder:

We value our relationship with you and are committed to providing the best investment management and service possible. In keeping with this philosophy. I'm writing to you today to draw your attention to important matters being voted on for your Stein Roe fund. Recently, we sent you a proxy asking for your vote of approval for several proposals. Because our records indicate that you have not yet voted, we've enclosed another ballot for your convenience.

The trustees of your fund have unanimously recommend that you approve these proposals, which relate to an expansion of your fund's Board of Trustees, modifications to certain of your fund's investment policies, and new agreements for certain of the Stein Roe funds These proposals neither change the services Stein Roe & Farnham already provides for your fund, nor do they increase fees.

No matter how may shares you own, your vote is important.
Please mark, date, sign and mail your ballot today.

As always, I thank you for investing with us.

Sincerely,

TIMOTHY K. ARMOUR
Timothy K. Armour
President



Liberty Securities Corporation, Distribution.  Member SIPC.
6/96  G596.22

               Stein Roe & Farnham Incorporated
    P.O. Box 804058  Chicago, IL 60680-4058  800.338.2550
                        ------------
         Liberty Securities Corporation, Distributor